UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2006
HOME CITY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-21809	34-1839475

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2454 N. Limestone Street, Springfield, Ohio 45503
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (937) 390-0470

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01 Other Events.
     On or about November 15, 2006, Home City Financial Corporation will mail to its shareholders of record as of September 20, 2006, a Notice of Reconvened Annual Meeting. The 2006 Annual Meeting, adjourned on October 27, 2006, to a later date to be announced, will be reconvened on November 30, 2006, at 3:00 p.m., Eastern Standard Time, at The Courtyard by Marriott, 100 S. Fountain Avenue, Springfield, Ohio. The Notice is attached to this Form 8-K as Exhibit 99 hereto and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (a) and (b). Not applicable.
     (c) Exhibits.
          See Index to Exhibits.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME CITY FINANCIAL CORPORATION

By:	/s/ J. William Stapleton

J. William Stapleton President, Chief Executive Officer & Chief Operating Officer
Date: November 14, 2006

INDEX TO EXHIBITS

Exhibit Number	Description
99	Notice mailed to Shareholders on or about November 15, 2006